RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
Supplement dated March 29, 2011
to each currently effective Rydex Series Funds and Rydex Dynamic Funds Prospectus
This supplement provides new and additional information beyond that contained in the currently effective Prospectuses for Rydex Series Funds and Rydex Dynamic Funds and should be read in conjunction with those Rydex Series Funds and Rydex Dynamic Funds Prospectuses.
Effective immediately, unless otherwise noted below, the following changes apply to each currently effective Rydex Series Funds and Rydex Dynamic Funds Prospectus, as applicable:
1.	Effective January 3, 2011, the 0.25% Distribution and Shareholder Service (12b-1) fee imposed on A-Class Shares of the Rydex Series Funds U.S. Government Money Market Fund has been eliminated and no longer applies to outstanding or new purchases of A-Class Shares of the Fund. Therefore, all references to the imposition of a 0.25% Distribution and Shareholder Service (12b-1) fee on A-Class Shares of the U.S. Government Money Market Fund in each Rydex Series Funds A-Class Shares and C-Class Shares Prospectus that offers the U.S. Government Money Market Fund are deleted.

In addition, the following changes apply as a result of the elimination of the Distribution and Shareholder Service (12b-1) fee imposed on A-Class Shares of the U.S. Government Money Market Fund:
•	The chart under the heading “Fees and Expenses of the Fund” in each Rydex Series Funds A-Class Shares and C-Class Shares Prospectus that offers the U.S. Government Money Market Fund is deleted in its entirety and replaced with the following table:

	A-CLASS	C-CLASS

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Shareholder Service (12b-1) Fees	None	1.00%
Other Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses	0.93%	1.93%

*	Effective January 3, 2011, the 0.25% Distribution and Shareholder Service (12b-1) Fee imposed on A-Class Shares of the Fund has been eliminated. The fee table has been restated to reflect current fees.
•	The tables under the heading “Example” in each Rydex Series Funds A-Class Shares and C-Class Shares Prospectus that offers the U.S. Government Money Market Fund are deleted in their entirety and replaced with the following tables (while the tables have been replaced in their entirety for your convenience, no changes have been made to the Example numbers shown for C-Class Shares of the Fund):

Example:

	1 Year	3 Years	5 Years	10 Years

A-Class Shares	$95	$296	$515	$1,143
C-Class Shares	$296	$606	$1,042	$2,254
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

C-Class Shares	$196	$606	$1,042	$2,254
2.	Under the heading “Purchase and Sale of Fund Shares,” in each currently effective Rydex Series Funds and Rydex Dynamic Funds A-Class Shares and C-Class Shares Prospectus, the following sentence is added as the first sentence of the second paragraph:

“Accounts held directly at Rydex|SGI are subject to a minimum account balance of $100 for all accounts.”

3.	Effective April 12, 2011, in the “Sales Charges” section of each currently effective Rydex Series Funds and Rydex Dynamic Funds A-Class Shares and C-Class Shares Prospectus, the first bullet point under the heading “Sales Charge Waivers” is deleted in its entirety and replaced with the disclosure below.
•	Repurchase of A-Class Shares. If you have redeemed A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund within the past 30 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 30 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 30 days of your redemption. For shares redeemed prior to April 12, 2011, you may reacquire shares at NAV, without a front-end sales charge, provided your order is received within 365 days of your redemption. This repurchase policy may be revised or discontinued at any time.
4.	In the “Buying, Selling and Exchanging Fund Shares — Selling Fund Shares” section of each Rydex Series Funds Prospectus that offers shares of the U.S. Government Money Market Fund, the information under the heading “Redeeming Shares By Draft Writing” is deleted in its entirety and replaced with the disclosure below.

REDEEMING SHARES BY DRAFT WRITING

If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (i.e., electronic bill payments or ACH). Drafts are only available on non-retirement accounts.

If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your draft, the transfer agent will automatically exchange sufficient funds from your other Rydex|SGI Funds, starting with the Rydex|SGI Fund with the highest account balance and then, if sufficient assets are not available in that fund, with the next Rydex|SGI Fund (by decreasing order) until the entirety of the amount of the draft is covered. If no sufficient amount is available across all Rydex|SGI Funds that you own, the draft will be rejected entirely. Such exchange will thus cause your shares in other Rydex|SGI Funds to be redeemed, which means that any contingent deferred sales charges (CDSC) (if applicable based on share class) payable on the redemption of such shares will be assessed. Such redemptions also will constitute taxable events (taxes would generally need to be paid on gains, for example). Also, such redemptions may be made at a time when you otherwise would not have wished to redeem these other funds’ shares. Accordingly, you should carefully consider your available balance in the U.S. Government Money Market Fund the consequences of your draft, before using this feature.

You can obtain a draft writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. Rydex|SGI may also charge a $25 fee for a draft that cannot be honored due to insufficient funds. The Fund may suspend the draft writing privilege at any time.

5.	In the “Buying, Selling and Exchanging Fund Shares” section of each currently effective Rydex Series Funds and Rydex Dynamic Funds A-Class Shares and C-Class Shares Prospectus and Institutional Class Shares Prospectus, as applicable, the exchange privileges for A-Class Shares, C-Class Shares and Institutional Class Shares of each Fund have been revised as follows (all other information regarding exchanging shares of the Funds remains unchanged):
•	Investors may make exchanges of A-Class Shares or C-Class Shares of any Rydex|SGI Fund for A-Class Shares or C-Class Shares of any other Rydex|SGI Fund

•	Investors may make exchanges of any Institutional Class Shares of any Rydex|SGI Fund for Institutional Class Shares of any other Rydex|SGI Fund
References to “Rydex|SGI Funds” include each series of Rydex Series Funds and Rydex Dynamic Funds, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund.

6.	In the “Buying, Selling and Exchanging Fund Shares — Account Policies” section of each Rydex Series Funds and Rydex Dynamic Funds Prospectus, the information under the sub-heading “Retirement Account Fees” is deleted in its entirety and replaced with the disclosure below.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Rydex|SGI will waive the annual maintenance fee if a liquidation fee is being charged.

7.	In the “Dividends and Distributions” section of each Rydex Series Funds and Rydex Dynamic Funds Prospectus, the information under the heading “Dividend Payment Options” is deleted in its entirety and replaced with the disclosure below.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $25 or less may be automatically reinvested.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SER-1-SUP3-0311x0811

4